SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2003

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-11230	41-0749934

(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard Minneapolis, MN 55439

(Address of principal executive offices and zip code)

(952) 947-7000

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Regis Corporation
Current Report on Form 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

EXHIBIT NUMBER
99	Regis Corporation News Release dated April 7, 2003

ITEM 9. REGULATION FD DISCLOSURE.

On April 7, 2003, Regis Corporation announced consolidated revenues and consolidated same-store sales for the month and third quarter ended March 31, 2003. A copy of the News Release issued by Regis Corporation in connection with this Item 9 is attached as Exhibit 99 and incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: April 7, 2003	By:	/s/ Bert M. Gross Name: Bert M. GrossTitle: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER
99	Regis Corporation News Release dated April 7, 2003

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